UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)/A

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (a permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SWORDFISH FINANCIAL, INC.

(Name of Registrant As Specified in Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SWORDFISH FINANCIAL, INC.

6125 Airport Freeway Suite 211

Haltom City, TX 76117

(817) 845-6244

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

___________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Swordfish Financial, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, no par value per share (the “Common Stock”), of Swordfish Financial, a Minnesota corporation (the “Company”), to notify the Stockholders that on March 25, 2014 a majority of the Company’s Board of Directors, under Minnesota law by written consent, authorized the following:

1. Adoption of the Swordfish Financial, Inc. 2014 Incentive Stock Option and Restricted Stock Plan (the “Plan”);

2. Approve the issuance of up to 2,000,000,000 shares of common stock under the Plan; and

3. Amendment to our Articles of Incorporation increasing the number of authorized Common Stock to 5,000,000,000.

On March 25, 2014, our majority shareholder and Chief Executive Officer, owning 50,000,000 shares of our Common Stock, 25,000,000 shares of our Series A Preferred Stock – representing 71.4% of the total common voting rights of the Company, by written consent, ratified, approved and confirmed the acts of the officers of the Company in ratifying the Plan and consummating the transactions embodied therein.

For further information regarding these matters, I urge you to carefully read the accompanying Information Statement. If you have any questions about these proposals or would like additional copies of the Information Statement, you should contact Mr. K. Bryce Toussaint, the Company Secretary at 6125 Airport Freeway Suite 211, Haltom City, TX 76117

By order of the Board of Directors

/s/ Clark Ortiz

____________________________

Clark Ortiz

President and Chief Executive Officer

SWORDFISH FINANCIAL, INC.

6125 Airport Freeway

Haltom City, TX 76117

(817) 845-6244

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

General:

This Information Statement is being furnished to all holders of the common stock of Swordfish Financial, Inc. (the “Company”) as of March 25, 2014 in connection with the action taken by written consent of holders of the majority of the outstanding common stock of the Company to adopt the 2014 Incentive Stock Option and Restricted Stock Plan

“We,” “us,” “our,” the “Registrant” and the “Company” refers to Swordfish Financial, Inc., a Minnesota corporation.

2014 Incentive Stock Option and Restricted Stock Plan & Related Actions

This Information Statement is furnished to the stockholders of the Company in connection with our prior receipt of approval by our Chief Executive Officer and holder of 71.4% of the common voting rights of the Company, Clark Ortiz, by written consents, in lieu of a special meeting of shareholders to adopt our 2014 Incentive Stock Option and Restricted Stock Plan (the “Plan”)(the “Voting Stockholder”). In connection with adopting the Plan, the Voting Stockholder also approved the issuance of up to 2,000,000,000 shares of our common stock pursuant to the terms of the Plan. As of March 25, 2014, the Voting Stockholder is the owner of 50,000,000 shares of our common stock and 25,000,000 shares of our Series A Preferred Stock. The Preferred Stock is convertible into 10 shares of a common stock per share and carries with it voting rights pari passu to our common stock at a factor of 100 common votes for each share of Preferred Stock (e.g., 2,500,000,000 votes).

Currently, the Company does not have a formal equity compensation plan in place. The Plan, in relevant part, provides that our Board of Directors may by majority vote direct that employees, directors and consultants of the Company be granted shares of our common stock and options to purchase shares of our common stock as compensation for past and future services rendered to the Company. Specifically, the Plan provides that the Company may grant such eligible individuals incentive stock options, non-qualified stock options, shares of common stock and stock appreciation rights. The Board of Directors and Voting Shareholder anticipate that in adopting the Plan, the Company will become better suited to attract and retain qualified directors, employees and consultants to the Company.

In connection with adopting the Plan, the Voting Shareholder also approved a resolution that up to 2,000,000,000 shares of our common stock may be issued under the terms and conditions of the Plan. That is, at its discretion, the Board of Directors may elect to have issued to directors, employees and consultants it deems deserving, up to 2,000,000,000 newly issued shares of our common stock, options to purchase our common stock, or some combination thereof. If our Board of Directors decides to issue shares of common stock or options to purchase our common stock, the issuance of such securities would not affect the rights of the holders of our currently outstanding common stock, except for affects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock.

Finally, to accommodate the future issuance of our Common Stock pursuant to the terms and conditions of the Plan, the Voting Stockholder approved a resolution amending our Articles of Incorporation to issue up to 5,000,000,000 shares of our Common Stock from its previous total of 3,000,000,000.

Security Ownership of Certain Beneficial Owners and Management

As of March 25, 2014, our Chief Executive Officer, President and Director, Clark Ortiz was the owner of 50,000,000 shares of our Common Stock and 25,000,000 shares of our Series A Preferred Stock. The Preferred Stock is convertible at the holder’s election into 250,000,000 shares of our Common Stock. The Preferred Stock also carries with it voting rights pari passu to our Common Stock at a factor of 100 common votes for each share of Preferred or, in total, 2,500,000,000 votes. Together, Mr. Ortiz, controls 71.4% of the total common voting rights. His ownership of our securities will not change as a result of the actions described herein. Our Board of Directors has not yet caused any awards to be made pursuant to the Plan.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

Effective Date of Corporate Actions

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders on or about April 18, 2014..  Therefore, the Company anticipates that the corporate actions discussed above will be effective on or about May 7, 2014

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Documents Incorporated by Reference

Our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Reports on Form 10-Q for the periods ended September 30, 2013 and June 30, 2013, are incorporated by reference herein.

Copies of Annual and Quarterly Reports

We will furnish a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Reports on Form 10-Q for the periods ending September 30, 2013 and June 30, 2013, respectively, and any exhibit referred to therein without charge to each person to whom this Information Statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at the above address.

By order of the Board of Directors

/s/ Clark Ortiz

____________________________

Clark Ortiz

President and Chief Executive Officer

Exhibits:

3.1 Amendment to Articles of Incorporation

99.1 2014 Incentive Stock Option and Restricted Stock Plan